Exhibit 99
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------------------- In re SOLUTIA INC., et al., Debtors. -------------------------------------------------------------	x : : : : : : : : x	Chapter 11 Case No. 03-17949 (PCB) (Jointly Administered)

THIS MONTHLY OPERATING STATEMENT APPLIES TO:
X	All Debtors	Axio Research Corporation
	Solutia Inc.	Solutia Investments, LLC
	Solutia Business Enterprises, Inc.	Beamer Road Management Company
	Solutia Systems, Inc.	Monchem, Inc.
	Solutia Overseas, Inc.	Solutia Inter-America, Inc.
	CPFilms Inc.	Solutia International Holding, LLC
	Solutia Management Company, Inc.	Solutia Taiwan, Inc.
	Monchem International, Inc.	Solutia Greater China, Inc.

MONTHLY OPERATING STATEMENT FOR THE
MONTH OF AUGUST 2007 (1)

(1)  The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court.  The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission.  Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------------- In re SOLUTIA INC., et al., Debtors. ----------------------------------------------------------	x : : : : : : : : x	Chapter 11 Case No. 03-17949 (PCB) (Jointly Administered)

MONTHLY OPERATING STATEMENT FOR THE
MONTH OF AUGUST 2007

DEBTORS' ADDRESS:	575 Maryville Centre Dr. St. Louis, MO 63141

DEBTORS' ATTORNEY:	KIRKLAND & ELLIS LLP Richard M. Cieri (RC-6062) Jonathan S. Henes (JH-1979) Citigroup Center 153 East 53rd Street New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):	$ 9

REPORT PREPARER:	Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	September 28, 2007	/s/ Timothy J. Spihlman Timothy J. Spihlman Vice President and Controller

Indicate if this is an amended statement by checking here:  _______

 Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Monthly Disbursements by Debtor
For the Month of August 2007

Solutia Inc.	$243,218,051.87
Solutia Business Enterprises, Inc. *	$--
Solutia Systems, Inc. *	$--
Solutia Overseas, Inc. *	$--
CPFilms Inc.	$11,764,214.89
Solutia Management Company, Inc. *	$--
Monchem International, Inc. *	$--
Axio Research Corporation *	$--
Solutia Investments, LLC *	$--
Beamer Road Management Company *	$--
Monchem, Inc. *	$--
Solutia Inter-America, Inc.	$21,320.56
Solutia International Holding, LLC *	$--
Solutia Taiwan, Inc.	$40,712.59
Solutia Greater China, Inc. *	$--

* These non-operating debtors had no constructive disbursements made on their behalf.

Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Statement on Insurance
For the Month of August 2007

All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Operations (Unaudited)
(Dollars in millions)

Month Ended August 31, 2007
Total Net Sales	$311
Total Cost Of Goods Sold	267
Gross Profit	44

Total MAT Expense	27
Operating Income	17

Interest Expense	(13)
Other Income, net	1

Reorganization Items:
Professional fees	(6)
Provision for rejected executory contracts	-
Employee severance and retention costs	(1)
Adjustment to allowed claim amounts	5
Settlements of pre-petition claims	(2)
Other	-
(4)

Income Before Taxes	1
Income tax expense	3
Net Loss	$(2)

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Financial Position (Unaudited)
As of August 31, 2007

ASSETS	(Dollars in millions)
Cash	$224
Trade Receivables, net	442
Inventories	408
Other Current Assets	175
Assets of Discontinued Operations	10
Total Current Assets	1,259
Property, Plant and Equipment, net	1,009
Investments in Affiliates	1
Intangible Assets, net	195
Other Assets	130
Total Assets	$2,594

LIABILITIES AND SHAREHOLDERS' DEFICIT
Accounts Payable	$283
Short-Term Debt, including current portion of long-term debt	960
Other Current Liabilities	266
Liabilities of Discontinued Operations	7
Total Current Liabilities	1,516
Long-Term Debt	361
Other Liabilities	321
Total Liabilities not Subject to Compromise	2,198
Liabilities Subject to Compromise	1,733
Shareholders' Deficit	(1,337)
Total Liabilities & Shareholders' Deficit	$2,594

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Cash Flows (Unaudited)
(Dollars in millions)
Operating Activities:	Month Ended August 31, 2007
Net loss	$(2)
Depreciation and amortization	10
Restructuring expenses and other unusual items	3
Changes in assets and liabilities:
Trade receivables	32
Inventories	(11)
Accounts payable	2
Liabilities subject to compromise:
Pension plan liabilities	-
Other postretirement benefits liabilities	(3)
Other liabilities subject to compromise	(2)
Other assets and liabilities	10
Net Cash Provided before Reorganization Items-Continuing Operations	39
Net Cash Provided before Reorganization Items-Discontinued Operations	2
Net Cash Provided before Reorganization Items	41

Operating Cash Flows - Reorganization Items:
Professional services fees	(5)
Employee severance and retention payments	-
Other	-
Net Cash Used in Reorganization Items	(5)
Net Cash Provided by Operating Activities	36

Investing Activities:
Property, plant and equipment purchases	(11)
Restricted cash	7
Net Cash Used in Investing Activities	(4)

Financing Activities:
Net change in multi-currency lines of credit	2
Net change in revolving credit facility	(5)
Net Cash Used in Financing Activities	(3)

Net Increase in Cash and Cash Equivalents	29
Cash and Cash Equivalents, Beginning of Period	195
Cash and Cash Equivalents, End of Period	$224

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Consolidated Statement of Operations (Unaudited)
(Dollars in millions)

Month Ended August 31, 2007
Total Net Sales	$219
Total Cost Of Goods Sold	198
Gross Profit	21

Total MAT Expense	19
Operating Income	2

Interest Expense, net	(11)
Other Income, net	3

Reorganization Items:
Professional fees	(6)
Provision for rejected executory contracts	-
Employee severance and retention costs	-
Adjustment to allowed claim amounts	5
Settlements of pre-petition claims	(2)
Other	-
(3)

Loss Before Taxes	(9)
Income tax expense	-
Net Loss	$(9)

See Accompanying Notes to Consolidated Financial Statements.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Consolidated Statement of Financial Position (Unaudited)
As of August 31, 2007

ASSETS	(Dollars in millions)
Cash	$68
Trade Receivables, net	200
Account Receivables-Unconsolidated Subsidiaries	62
Inventories	176
Other Current Assets	76
Assets of Discontinued Operations	6
Total Current Assets	588
Property, Plant and Equipment, net	650
Investments in Subsidaries and Affiliates	687
Intangible Assets, net	100
Other Assets	56
Total Assets	$2,081

LIABILITIES AND SHAREHOLDERS' DEFICIT
Accounts Payable	$213
Short-Term Debt	922
Other Current Liabilities	152
Liabilities of Discontinued Operations	4
Total Current Liabilities	1,291
Long-Term Debt	19
Other Liabilities	194
Total Liabilities not Subject to Compromise	1,504
Liabilities Subject to Compromise	1,850
Shareholders' Deficit	(1,273)
Total Liabilities & Shareholders' Deficit	$2,081

See Accompanying Notes to Consolidated Financial Statements.

Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

 Notes To Consolidated Financial Statements

1. Nature of Operations and Bankruptcy Proceedings

Nature of Operations

Solutia Inc., together with its subsidiaries (referred to herein as “Solutia”, the “Solutia Group” or the “Company”), is a global manufacturer and marketer of a variety of high-performance chemical-based materials.  Solutia is a world leader in performance films for laminated safety glass and after-market applications; chemicals for the rubber industry; specialty products such as heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. (“Pharmacia”)).  On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the “Solutia Spinoff”).  As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia.  A net deficiency of assets of $113 million resulted from the Solutia Spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").  The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB).  Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.  The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern.  The filing also was made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff.  These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants.  Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court.  While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court.  Under the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date.  Upon Solutia's motion, the Bankruptcy Court has subsequently approved extensions of this exclusivity period.  On July 16, 2007, Solutia filed its most recent motion to extend its exclusivity until December 31, 2007.  On July 27, 2007, the Bankrupcy Court extended Solutia's exclusivity period to the date on which the Court enters an order determining Solutia's motion.

On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility.  This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval.  The DIP credit facility, as amended, consists of: (a) a $975 fully-drawn term loan; and (b) a $250 borrowing-based revolving credit facility, which includes a $150 letter of credit subfacility.

As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the Bankruptcy Court.  November 30, 2004 was the last date by which holders of pre-petition date claims against the Debtors could file such claims.  Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim.  Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions.  Solutia has not yet fully completed its analysis of all the proofs of claim.  Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

On September 26, 2007, Solutia announced that it has reached a comprehensive settlement with all of the major constituents in its bankruptcy case.  This settlement, supported by the Ad Hoc Committee of Solutia Noteholders , the Official Committee of Equity Security Holders, the Official Committee of Unsecured Creditors, Monsanto Company, Pharmacia, the Official Committee of Retirees and the Ad Hoc Committee of Trade Creditors, will form the basis for a revised consensual plan of reorganization.  Solutia will update its disclosure statement and plan of reorganization to reflect the terms of the settlement, and anticipates filing these documents with the U.S. Bankruptcy Court for the Southern District of New York promptly.  An October 10, 2007 court date has been set seeking approval of the disclosure statement.  Once the Disclosure Statement is approved by the Bankruptcy Court, it will be distributed to constituencies entitled to vote on the Plan. Solutia cannot provide any assurance that any plan of reorganization ultimately confirmed by the Bankruptcy Court, or any disclosure statement ultimately approved by the Bankruptcy Court, will be consistent with the terms of the Plan and Disclosure Statement.

The comprehensive settlement does not alter the re-allocation of legacy liabilities between Monsanto and Solutia as set forth in the Monsanto Settlement Agreement, nor does it change the terms of the Retiree Settlement Agreement, both of which have been filed with the Bankruptcy Court.  The revised plan will provide for a resolution of all litigation between the settling parties and will provide for $250 million of new investment in reorganized Solutia.  This investment will be in the form of a rights offering to the noteholders and general unsecured creditors, who will be given the opportunity to purchase shares of the new common stock on a pro rata basis.  A group of Solutia’s creditors has committed to purchase any shares not bought by other creditors .  For this commitment they will receive a fee of 2.50% and an allocation of 15% of the rights offering.

The $250 million generated as a result of the rights offering will be used as follows: $175 million will be set aside in a Voluntary Employees’ Beneficiary Association (VEBA) Retiree Trust to fund the retiree welfare benefits for those pre-spin retirees who receive these benefits from Solutia; and $75 million will be used by Solutia to pay for other legacy liabilities being retained by the company.

Under the revised plan, current equity holders that own at least a specified number of shares of Solutia common stock will receive their pro rata share of 1% of the new common stock.  Additionally, current equity holders that own at least a specified number of shares of Solutia common stock will receive rights to purchase, at the time of the company’s emergence from bankruptcy, a pro rata share of up to 17% of the new common stock for $175 million. The proceeds from the sale of this equity will fund a cash payment to Monsanto of up to $175 million.  Any portion of the 17% of the new common stock that is not purchased by current equity holders will be distributed to Monsanto under the revised plan. Additionally, current equity security holders will have the following rights:  i) holders who own at least a specified number of shares of Solutia common stock will receive their pro rata share of five-year warrants to purchase 7.5% of the common stock; and ii) holders who own at least a specified number of shares of Solutia common stock will receive the right to participate in a buy out for cash of  general unsecured claims of less than $100,000 for an amount equal to 52.35% of the allowed amount of such claims, subject to election of each general unsecured creditor to sell their claim.

The revised Plan is subject to approval by the Bankruptcy Court in accordance with the U.S. Bankruptcy Code as well as various other conditions and contingencies, some of which are not within the control of Solutia, and therefore are subject to change.

    Under the Plan, Solutia would emerge from bankruptcy as an independent publicly-held company (“reorganized Solutia”).  In order to exit Chapter 11 successfully, Solutia must propose and obtain confirmation by the Bankruptcy Court of a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code.  Although the Plan provides for Solutia’s emergence from bankruptcy as a going concern, there can be no assurance that the Plan, or any other plan of reorganization, will be confirmed by the Bankruptcy Court or that any such plan will be implemented successfully.

Basis of Consolidation

The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases.  The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis.  In each case, all significant intercompany transactions and balances have been eliminated in consolidation.  In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report.  The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

At August 31, 2007, total liquidity for the Solutia Group was approximately $490 million, consisting of $224 million of cash, revolving credit facility availability of $84 million, and DIP facility availability of $182 million.  At August 31, 2007, total liquidity for the Solutia Chapter 11 Debtors was approximately $250 million, consisting of $68 million of cash and DIP facility availability of $182 million.

2. Significant Accounting Policies

The significant accounting policies are consistent with those listed in the Company’s 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.

3. Supplemental Information – Consolidated Statement of Operations and Cash Flows

Integrated Nylon Manufacturing Interruptions

Results of operations were impacted unfavorably by $5 million for the month ended August 31, 2007 due to manufacturing related interruptions in the Integrated Nylon reportable segment.  The manufacturing interruptions were experienced at the Pensacola, Florida and Alvin, Texas manufacturing facilities with each lasting approximately one week.  The manufacturing interruption at the Pensacola facility impacted results of operations by $3 million related to costs incurred to repair a nitric acid unit, purchase nitric and adipic acids on the market, and decreased volumes.  The manufacturing interruption at the Alvin facility impacted results of operations by $2 million substantially related to decreased volumes since the affected unit represents 25 percent of acrylonitrile production at the facility.

Restructuring Expenses and Other Unusual Items

Restructuring expenses and other unusual items included in the consolidated statement of operations and the consolidated statement of cash flows were $3 million for the month ended August 31, 2007.  These restructuring expenses and other unusual items consisted of (i) a charge of $2 million resulting from recognition of interest expense on claims recognized as allowed secured claims through settlements approved by the Bankruptcy Court and (ii) $1 million of restructuring charges, primarily severance and retraining costs.

Corporate Headquarters Lease Settlement

On August 7, 2007, the settlement agreement of the synthetic lease on Solutia’s corporate headquarters between Solutia and UMB Bank & Trust, N.A., as Certificate Trustee, Credit Suisse Securities, AIG Annuity Insurance Company, American General Life Insurance Company, and Latigo Master Fund, Ltd. (the “Creditors”) became effective with Bankruptcy Court approval.  Immediately prior to the settlement, Solutia had $43 million of debt recorded in Liabilities Subject to Compromise and $8 million of accrued interest recorded in Other Current Liabilities on the Consolidated Statement of Financial Position in conjunction with the synthetic lease.  The settlement reached granted the Creditors a secured claim of $20 million, representative of their collateral value, and a $27 million unsecured claim.  The $20 million secured claim has been settled by the issuance of promissory notes to the Creditors.  The promissory notes bear interest at a rate of 7.175 percent and mature in 15 years with monthly principal and interest payments beginning October 1, 2007.  Solutia recognized a $4 million gain related to the settlement during the month ended August 31, 2007.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Schedule of Federal, State and Local Taxes Collected, Withheld or Paid
Month Ended August 31, 2007

		Pre-Petition	Post-Petition	Total
		Amount	Amount	Amount

1.	Gross Salaries and Wages	$0.00	$22,832,100.02	$22,832,100.02

2.	Payroll Taxes Withheld	0.00	5,229,666.69	5,229,666.69

3.	Employer Payroll Tax Contributed	0.00	1,633,101.16	1,633,101.16

4.	Gross Taxable Sales	0.00	812,782.04	812,782.04

5.	Sales Taxes Collected / Use Tax Paid	0.00	252,108.84	252,108.84

6.	Property Taxes Paid	0.00	697,358.33	697,358.33

7.	Other Taxes Paid	0.00	104,394.99	104,394.99

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Schedule of Federal, State and Local Taxes Collected, Withheld or Paid
Month Ended August 31, 2007

Dates and amounts paid to taxing agencies (items 2, 3, 5, 6, 7)

Debtor Entity	Date	Pre-Petition Amount	Post-Petition Amount	Total Amount	Type of Tax	Item Number
Solutia Inc.	08/01/07	$0.00	$115,987.52	$115,987.52	Employee Payroll Taxes	2
Solutia Inc.	08/02/07	0.00	208,951,48	208,951,48	Employee Payroll Taxes	2
Solutia Inc.	08/03/07	0.00	161,832.83	161,832.83	Employee Payroll Taxes	2
Solutia Inc.	08/08/07	0.00	88,413.82	88,413.82	Employee Payroll Taxes	2
Solutia Inc.	08/08/07	0.00	98,949.52	98,949.52	Employee Payroll Taxes	2
Solutia Inc.	08/10/07	0.00	148,417.26	148,417.26	Employee Payroll Taxes	2
Solutia Inc.	08/15/07	0.00	1,842,275.70	1,842,275.70	Employee Payroll Taxes	2
Solutia Inc.	08/15/07	0.00	200,207.86	200,207.86	Employee Payroll Taxes	2
Solutia Inc.	08/17/07	0.00	159,876.72	159,876.72	Employee Payroll Taxes	2
Solutia Inc.	08/22/07	0.00	92,289.62	92,289.62	Employee Payroll Taxes	2
Solutia Inc.	08/23/07	0.00	73,969.63	73,969.63	Employee Payroll Taxes	2
Solutia Inc.	08/24/07	0.00	166,684.09	166,684.09	Employee Payroll Taxes	2
Solutia Inc.	08/29/07	0.00	93,290.13	93,290.13	Employee Payroll Taxes	2
Solutia Inc.	08/30/07	0.00	199,436.76	199,436.76	Employee Payroll Taxes	2
Solutia Inc.	08/31/07	0.00	1,879,476.47	1,879,476.47	Employee Payroll Taxes	2
Solutia Inc.	08/01/07	0.00	27,411.11	27,411.11	Employer Payroll Taxes	3
Solutia Inc.	08/02/07	0.00	67,795.62	67,795.62	Employer Payroll Taxes	3
Solutia Inc.	08/03/07	0.00	38,188.02	38,188.02	Employer Payroll Taxes	3
Solutia Inc.	08/08/07	0.00	26,251.75	26,251.75	Employer Payroll Taxes	3
Solutia Inc.	08/09/07	0.00	26,027.58	26,027.58	Employer Payroll Taxes	3
Solutia Inc.	08/10/07	0.00	35,399.88	35,399.88	Employer Payroll Taxes	3
Solutia Inc.	08/15/07	0.00	600,324.14	600,324.14	Employer Payroll Taxes	3
Solutia Inc.	08/16/07	0.00	65,636.47	65,636.47	Employer Payroll Taxes	3
Solutia Inc.	08/17/07	0.00	38,635.83	38,635.83	Employer Payroll Taxes	3
Solutia Inc.	08/22/07	0.00	27,237.64	27,237.64	Employer Payroll Taxes	3
Solutia Inc.	08/23/07	0.00	22,916.70	22,916.70	Employer Payroll Taxes	3
Solutia Inc.	08/24/07	0.00	39,853.38	39,853.38	Employer Payroll Taxes	3
Solutia Inc.	08/29/07	0.00	27,453.09	27,453.09	Employer Payroll Taxes	3
Solutia Inc.	08/30/07	0.00	65,345.98	65,345.98	Employer Payroll Taxes	3
Solutia Inc.	08/31/07	0.00	602,057.79	602,057.79	Employer Payroll Taxes	3
CPFilms Inc.	08/31/07	0.00	52,538.34	52,538.34	Sales/Use Tax	5
Solutia Inc.	08/19/07	0.00	199,570.50	199,570.50	Sales/Use Tax	5
Solutia Inc.	08/27/07	0.00	28,327.71	28,327.71	Property Tax	6
Solutia Inc.	08/30/07	0.00	669,030.62	669,030.62	Property Tax	6
Solutia Inc.	08/06/07	0.00	30.00	30.00	Annual Report	7
Solutia Inc.	08/08/07	0.00	2,043.00	2,043.00	Annual Report	7
Solutia Inc.	08/10/07	0.00	140.00	140.00	Annual Report	7
Solutia Inc.	08/14/07	0.00	59.00	59.00	Annual Report	7
Solutia Inc.	08/24/07	0.00	33,000.00	33,000.00	Franchise Tax	7
Solutia Inc.	08/07/07	0.00	100.00	100.00	Other-Franchise	7
Solutia Inc.	08/17/07	0.00	33,000.00	33,000.00	Other-Franchise	7
Solutia Inc.	08/10/07	0.00	35,519.00	35,519.00	Other-Income Tax	7
Solutia Inc.	08/17/07	0.00	113.64	113.64	Railcar Tax	7
Solutia Inc.	08/29/07	0.00	390.35	390.35	Railcar Tax	7